UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 12, 2012

CALVIN B. TAYLOR BANKSHARES, INC.
(Exact name of registrant as specified in its charter)

Maryland                           000-50047                         52-1948274
             (State of incorporation)     (Commission file number)       (IRS Employer Identification No.)

24 North Main Street, Berlin, Maryland 21811
 Address of principal executive offices

(410) 641-1700
 (Registrant’s telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

    Section 5 – Corporate Governance and Management

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On December 12, 2012, William H. Mitchell was appointed Principal Financial Officer and Treasurer of the Company.  This is in addition to Mr. Mitchell's current role as Vice President of the Company.  Mr. Mitchell also currently serves as the Executive Vice President and Chief Financial Officer of the Bank.

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Calvin B. Taylor Bankshares, Inc.

Date: December 17, 2012_______

By: /s/ Raymond M. Thompson

Raymond M. Thompson

President & Chief Executive Officer